April 14, 2000


                        DREYFUS INTERNATIONAL FUNDS, INC.

                        DREYFUS INTERNATIONAL GROWTH FUND
                          DREYFUS EMERGING MARKETS FUND

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                              DATED OCTOBER 1, 1999

      The following information supplements the information contained in the Statement of Additional Information:

                                YEAR 2000 ISSUES


      The Fund could be adversely affected if the computer systems used by Dreyfus and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

      Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the Fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.